                                                                    Exhibit 31.1

                   CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, A.F. Petrocelli, certify that:

1. I have reviewed this report on Form 10-K/A of United Capital Corp.;

2. Based on my knowledge, this report does not contain any untrue statement of a material  fact  or omit  to  state a  material  fact  necessary  to make  the statements  made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3. Based  on  my  knowledge,  the  financial  statements,  and  other  financial information  included in this annual  report,  fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The  registrant's   other  certifying  officer  and  I  are  responsible  for
   establishing and maintaining  disclosure  controls and procedures (as defined in Exchange Act Rules  13(a)-15(e)  and  15(d)-15(e)  for the  registrant and have:

   a. Designed  such  disclosure   controls  and  procedures,   or  caused  such
      disclosure  controls and procedures to be designed under our  supervision, to ensure that material information relating to the registrant,  including its consolidated subsidiaries,  is made known to us by others within those entities,  particularly  during the  period in which this  report is being prepared;

   b. Evaluated the  effectiveness of the registrant's  disclosure  controls and procedures  and  presented  in  this  report  our  conclusions  about  the effectiveness of the disclosure controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

   c. Disclosed in this report any change in the  registrant's  internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially  affected,  or is reasonably  likely to materially  affect,  the  registrant's  internal  control  over  financial reporting, and

5. The registrant's other certifying officer and I have disclosed,  based on our most recent evaluation of internal control over financial  reporting,  to the registrant's  auditors and the audit committee of the  registrant's  board of directors (or persons performing the equivalent functions):

   a. All  significant  deficiencies  and material  weaknesses  in the design or
      operation  of  internal   control  over  financial   reporting  which  are
      reasonably likely to affect the registrant's  ability to record,  process, summarize and report financial information; and

   b. Any fraud,  whether or not  material,  that  involves  management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: April 27, 2007

                                          By: /s/ A.F. Petrocelli
                                              ----------------------------------
                                              A.F. Petrocelli
                                              Chairman, President and
                                              Chief Executive Officer